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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report                                                MAY 14, 2003
 Date of Earliest Event Reported                               May 14, 2003


                             COVEST BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-20160                                        36-3820609
 (Commission File Number)             (I.R.S. Employer Identification Number)



   749 LEE STREET, DES PLAINES, ILLINOIS                          60016
 (Address of principal executive offices)                       (Zip Code)



                                 (847) 294-6500
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

         99.1     Press release dated May 14, 2003

ITEM 9. REGULATION FD DISCLOSURE.

         CoVest Bancshares, Inc. (the "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. On May 14, 2003, the Company issued a press release attached hereto as
Exhibit 99.1 announcing developments with respect to its proposed merger with Midwest Banc Holdings, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 14, 2003                COVEST BANCSHARES, INC.




                            By:  /s/ James L. Roberts
                                 --------------------------------------------
                                 James L. Roberts
                                 President and Chief Executive Officer


                            By:  /s/ Paul A. Larsen
                                 --------------------------------------------
                                 Paul A. Larsen
                                 Executive Vice President and Chief Financial
                                 Officer



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